                                                                    Exhibit 10.1

                               POWER OF ATTORNEY


THE STATE OF TEXAS             )
                               )            KNOW ALL MEN BY THESE PRESENTS,THAT:
COUNTY OF DALLAS               )



         The undersigned, a duly appointed and acting officer of SASI
Minerals Company, a Delaware corporation(the "Company"), acting under and pursuant to a resolution of the Board of Directors of the Company, duly adopted and empowering the undersigned to execute this Power of Attorney, for and on behalf of the Company, does hereby appoint William Casey McManemin, also known as Wm. Casey McManemin, the true and lawful agent and attorney-in-fact of the Company, and in the name of the Company, and in its place and stead, to do any and all of the following:

         1. To supervise all drilling and other activities undertaken in respect of operations proposed under a joint operating agreement, a farmout agreement or other instrument or document(an "Agreement") pursuant to activities conducted on any or all of the Company's properties including, but not limited to, decisions or elections in respect of well locations, casing and drilling programs, drilling operations, authorized geological and engineering services in respect of wells, target depths, completion, side-tracking, deeper drilling, plugging and abandoning, and, in general, all elections and decisions which are required to be made by an operator or non-operator under an Agreement; provided however, this Power of Attorney shall not permit the said agent and attorney-in-fact to elect:

                  A. to loan money to or borrow money from any person acting in any capacity, or enter into any financing agreement in respect of the Company;

                  B. to become an operator, or to cause the Company to become an operator, unless the said agent and attorney-in-fact has obtained prior written consent to do such from the Company; or

                  C. to make elections under a gas balancing agreement, the effect of which would be to suspend the Company's rights to production of any type or types of hydrocarbons, minerals or any marketable substance produced in association with the production of any hydrocarbons or minerals(collectively,"Hydrocarbons") for a period in excess of 60 days.

         Subject to the provisions and restrictions set forth in Section 1, the said agent and attorney-in-fact shall have the power and authority as agent and attorney-in-fact of the Company and in the name of the Company, and in its name, place and stead, to do any and all of the following:

         2. To negotiate, execute and deliver leases pertaining to full or partial interests in oil and gas leases, oil, gas and minerals leases, oil, gas and sulphur leases, oil, gas and casinghead gas leases, oil and gas mineral rights, fee rights or other rights which allow the owner to drill for, reduce to possession and to produce oil and gas or either of them ("Leases"), and which cover any Company property, upon such terms and conditions as the said agent and attorney-in-fact may deem necessary or appropriate;

         3. To negotiate, execute and deliver joint operating agreements which cover and affect the Company's properties upon such terms and conditions as the said agent and attorney-in-fact may deem necessary or appropriate;

         4. To negotiate, execute and deliver farmout agreements upon such terms and conditions as the said agent and attorney-in-fact may deem necessary and appropriate;

         5. To execute and deliver division, transfer and like orders, or drafts, checks and other orders for payment, to give or to receive receipts or payments all as may be required, necessary or desirable in order to pay invoices, bills or statements, or to receive monies, or to permit the receipt or monies from, or attributable to, the Company's properties of the Company's interests therein or the production attributable thereto;

         6. To negotiate, execute and deliver sales, purchase, processing or transportation contracts in respect of Hydrocarbons produced from the Company's properties;

         7. To negotiate, execute and deliver, or to accept on behalf of the Company, Leases, farmout agreements, farming agreements, joint operating agreements, operating agreements, easements, rights-of-way, leases of surface acreage, participation agreements, deeds, mineral deeds, royalty deeds,(whether the same be for a term of years, or perpetual, participating or non-participating ), assignments or grants of overriding royalty interests, assignments of interests pursuant to farmouts and like agreements, releases of Leases, quitclaims and all other instruments conveying title to all or any part of the Company's properties, containing such warranties, covenants, representations and other matters as the said agent and attorney-in-fact may deem proper and advisable;

     8. To negotiate, execute and deliver documents in respect of the settlement of surface damages and other claims, proceedings and other matters involving any or all of the properties of the Company, for and on behalf of the Company;

     9. To make filings, to obtain permits and licenses, to obtain all documents and permissions required to operate mineral interests before any governmental board, agency or other body, federal, state, county or municipal, and to bring actions or other proceedings for an on behalf of Company in respect of forced pooling orders, or to execute the same; and to bring actions, attend hearings or otherwise act, for and on behalf of the Company, before federal, state, county or municipal agencies in regard to field rules, well allowables, spacing orders, unitization orders and all other activities required for the orderly conduct of the Company's business before such agencies;

     10. To carry out the directions and desires of the Company in respect of the sale of all or any portion of Company property or any acquisition of any other oil and gas properties.

     Notwithstanding the provisions of any agreement entered into as permissible under this power of attorney, the said agent and attorney-in-fact shall not have the authority to bring suit on behalf of the Company, or prosecute any claim, demand or other action(other than routine actions brought in respect of forced pooling matters, or the settlement of surface damage claims pursuant to a Lease, as set forth in paragraph 9). The said agent and attorney-in-fact shall provide the Company with notice in respect of any claim, suit or proceeding in which the Company is or might be a party, other than those routine matters described above, and thereafter shall proceed in respect thereto as directed by the Company. The Company agrees and represents to those dealing with the said agent and attorney-in-fact, that in respect of such routine actions, claims, suits, or proceedings, that the said agent and attorney-in-fact is authorized to act for and on behalf of the Company, unless an instrument, subscribed by the Company revoking such authority is filed in the records appropriate for the filing of such instruments or a written instrument has been delivered by the Company to the adverse parties in such matters, revoking such authority of the said agent and attorney-in-fact.

     The Company agrees and represents to those dealing with said agent and attorney-in-fact that this Power-of-Attorney may be voluntarily revoked only by a revocation entered of record in the office of the County Clerk of Dallas County, Texas.

     IN WITNESS WHEREOF, the undersigned officer has executed these presents on this 30th day of June, 1989, for and on behalf of the Company, and causing the seal of the Company to be duly affixed pursuant to the direction of the Company's Board of Directors.

[SEAL]                                       SASI MINERALS COMPANY

ATTEST:


                                             By:/s/ J. Mittag
                                                -------------------
                                             Name: J. Mittag
                                                  -----------------
                                             Title: Vice President
                                                   ----------------

/s/ Frank S. Hewitt
-------------------
Secretary

STATE OF NEW YORK    )
                     )
COUNTY OF NEW YORK   )


     The foregoing instrument was acknowledged before me this 30th day of June, 1989, by J. Mittag, as Vice President, of SASI Minerals Company, a Delaware corporation.

                                             /s/ Julia Lizzul
                                          ------------------------------
                                             Notary Public in and for
                                              the State of New York


My Commission Expires:

     9-8-90                                       JULIA LIZZUL
----------------------                     Notary Public, State of New York
                                                  No. 4872516
                                             Qualified in Suffolk County
                                        Commission Expires 9-8-90
                                                           ---------